Exhibit 10.12

Amendment to Master Property Management, Leasing and
Construction Management Agreement
This Amendment to the Master Property Management, Leasing and Construction Management Agreement (the “Amendment”), dated as of December 28, 2012, is between Wells Real Estate Investment Trust II, Inc., a Maryland corporation (“Wells REIT II”), Wells Operating Partnership II, L.P., a Delaware limited partnership (“Wells OP II”), and Wells Management Company, Inc., a Georgia corporation (“Manager”).
WHEREAS, Wells REIT II, Wells OP II and Wells Management are parties to that certain Master Property Management, Leasing and Construction Management Agreement effective as of July 1, 2012 (the “Property Management Agreement”);
WHEREAS, Wells REIT II, Wells Real Estate Funds, Inc. (“Wells REF”), Advisor (as defined in the Property Management Agreement) and Manager have entered into that certain Transition Services Agreement, effective July 1, 2012, as amended by the Amendment to Transition Services Agreement dated as of December 28, 2012 (as amended, the “TSA”);
WHEREAS, in connection with and as consideration for Wells REIT II entering into the Amendment to Transition Services Agreement, Wells REF has agreed to cause Manager to enter into this Amendment amending the Property Management Agreement.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Property Management Agreement.
2.    Section 6.1 of the Property Management Agreement is hereby amended to add a new Section 6.1.D as follows:
“Immediately upon the WRES Option Closing (as defined in the Transition Services Agreement by and among Wells Real Estate Funds, Inc., Wells Real Estate Advisory Services II, LLC and Wells REIT II effective July 1, 2012 as amended by the Amendment to Transition Services Agreement between such parties, Manager and Wells Real Estate Services, LLC dated December 28, 2012).”
3.    Except as otherwise specifically set forth herein, the terms of the Property Management Agreement shall remain in full force and effect.
4.    This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to the conflict of law principles thereof.

5.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Master Property Management, Leasing and Construction Management Agreement as of the 28th day of December, 2012.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

By: /s/ E. Nelson Mills
Name: E. Nelson Mills
Title: President

WELLS OPERATING PARTNERSHIP II, L.P.

By: /s/ Randy Fretz
Name: Randy Fretz
Title: Vice President

WELLS MANAGEMENT COMPANY, INC.

By: /s/ Douglas P. Williams
Name: Douglas P. Williams
Title: Vice President

Amendment to Master Property Management, Leasing and Construction Management Agreement Signature Page